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                                                                   EXHIBIT 10.41
                                             (Translated from German to English)

                                                                        Original
                                                                        --------

                        FRAMEWORK DISTRIBUTOR CONTRACT

between                  Maritim Hotelgesellschaft mbH
                         Herforder Str. 2
                         32105 Bad Salzuflen,

                         hereinafter referred to as "Hotel,"

and                      Prodac GmbH
                         Max-Planck-Str. 38
                         50858 Cologne

                         hereinafter referred to as "Prodac."

This framework contract shall govern the collaboration of the contracting parties in connection with equipping Maritim Hotels with up-to-date audio-visual information and entertainment technology.

As set forth in appendix 1, Prodac shall install a hotel video communications system for paid programs at no charge in all of the existing rooms of the Maritim chain, with the possibility of expansion to the VIDEOQUEST system for all hotel rooms if the Hotel so desires. There shall be no charge to the Hotel for the installation of the VIDEOQUEST system.

In this connection, Prodac shall install a fee recording unit in the television set in every room, by means of which the hotel guest can choose between the general free television programs which are offered and the paid programs.

For all hotel rooms equipped with a Prodac system, Prodac shall equip the TV sets with diagonal screens of 45 cm, 55 cm and--in the suites--71 cm at no charge. In addition, Prodac shall give the sum of DM [***] plus VAT, for the return of each existing TV set.

In addition, Prodac shall provide the following:

     -  hotel channel for hotel or city film
     -  hotel information channel
     -  message/information sign
     -  general greeting page
     -  radio broadcast via the TV set (4 channels with blank screen)
     -  video text for all TV sets

The Hotel shall provide a place for the Video Central which is capable of being locked, dust-free and cool, in order that disruption-free long-term operation can be guaranteed. In addition, a 220-volt connection and an antenna socket is necessary in this room and must be provided at the site.


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[Header:Framework distributor contract  Maritim/Prodac--continues throughout]
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The feeding of paid programs into the existing antenna system shall be performed by Prodac. A prerequisite to the operation of the Prodac system is an impeccably functioning community antenna system in accordance with the prevailing postal provisions and, in particular, an impeccable high-frequency line network. Prodac shall notify the Hotel of any necessary repairs or modifications to the antenna system and shall make said repairs or modifications by agreement with, or at the request of, the Hotel. In the event that reverse-channel-capable antenna [ruckkanaltauglich] sockets become necessary for the Prodac system, Prodac shall
-------------------
provide them at no charge.

The Hotel hereby guarantees impeccable reception of all television programs in the rooms. It is hereby agreed that lodging opportunities, parking places, service telephones and catering shall, by agreement with the Hotel, be made available to the employees of Prodac for the duration of the installation and any repair work.


                              (S) 2 VIDEO PROGRAM

1. Standard Pay-TV program:
---------------------------

Channel 1
---------
A German-language feature film program.

Channel 2
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Erotic films in German/English language.

Channel 3
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An English-language feature film program.

Channel 4
---------
Erotic films in German/English language.

The program package shall be changed monthly. The films shall be returned monthly.

The Hotel shall charge the guest the fee of DM [***] per night of lodging (time period: 12:00 p.m. to 12:00 p.m.) for tuning in to all of the paid channels.

2. VIDEOQUEST program
---------------------

The films which are offered are classified into four categories:

-    mystery
-    comedy
-    family entertainment
-    drama


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Up to twelve films per category may be offered. The make-up of the film offerings shall be flexible and individually variable.

A monthly exchange of four films shall take place. This guarantees a constantly up-to-date offering.

The erotic films shall be broadcast as non-stop offerings.

The connection fees for VIDEOQUEST shall be graduated within the hotel day (12:00 p.m. to 12:00 p.m.). The first film during this period shall be charged at a rate of DM [***] Only DM [***] shall be charged for each additional connection.

The video channels can be blocked by central administration in whole or in part for each guest room.

Prodac reserves the right to adjust the fee to conform to current cost trends.

The programs supplied by Prodac shall be broadcast in all rooms of the Maritim Hotel. The Hotel expressly promises that the programs shall not be broadcast beyond the Hotel property and shall not be made accessible to any receiver who is not a guest or user of the Hotel system. Specifically, the Hotel shall ensure that the Prodac programs cannot be received in areas which are connected to the Hotel antenna network but are not part of the Hotel.

In addition, the Hotel shall ensure that the videocassettes delivered to the Hotel cannot be used by third parties for non-contractual purposes. The Hotel further promises that it shall use its best efforts to protect the videocassettes against unauthorized use, as well as unauthorized utilization and/or commercial exploitation.



                            (S) 3 TERM/TERMINATION

This contract is concluded for a period of 10 years.

The contract shall begin upon delivery (date of the delivery protocol) of the operationally-ready system for the respective hotel by Prodac.

The firm of Prodac shall be entitled to transfer its rights arising from this contract to third parties.


                                (S) 4 PROCEDURE

Prodac shall provide the Hotel with VHS program cassettes and/or encoded composite signals from cable or satellite transmission which are intended solely for broadcast in connection with the hotel television programs.

The programs are protected by copyright. Any use of the programs other than that intended is prohibited. The play permit shall be limited to the contractual broadcast of the programs in the Hotel. Prodac expressly promises that it holds the rights to the programs offered for contractual use and that no obligations or costs


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arising from potential claims of third parties may be incurred by the Hotel.
Prodac hereby releases the Hotel from copyright claims of third parties. At the request of the Hotel, Prodac shall document the licensing of the rights by means of appropriate declarations by the licensor.

Any fees arising in connection with GEMA [Association for Musical Performance and Mechanical Duplication Rights] shall be paid by Prodac.


                           (S) 5 RETENTION OF TITLE

The Hotel shall acquire no ownership rights in the components provided by Prodac. The Hotel hereby promises to promptly report to Prodac in writing any encroachment upon Prodac's ownership right.

Following ordinary expiration of the contract (10 years), the Hotel shall become owner of the TV sets.

Upon request, the Hotel may purchase title to the TV sets early in exchange for the payment. Following the end of a seven-year term, a sum of DM [***] (plus
VAT) shall be charged. Following an eight-year term, said sum shall be reduced to DM [***] (plus VAT), and after a concluded nine-year term, said sum shall be DM [***] (plus VAT).

                               (S) 6 EXCLUSIVITY

During the term of this agreement, the Hotel shall offer no other commercial programs which are in direct competition with the Pay-TV system.


                                (S) 7 OPERATION

A permanent Pay-TV operation is necessary to finance and maintain the video communications system. The Pay-TV operation shall be commenced if Prodac's scope of delivery is complete.

The firm of Prodac shall retain the right to finance the video communications system through third parties (leasing contract, investment credit, etc.). In such a case, the claims arising from operator revenues shall be assigned (financing source: see delivery protocol).

Measures which disrupt the operation of the system in whole or in part (renovation work in the Hotel, for example) shall be reported to Prodac in writing in a timely manner.

The Hotel hereby promises to offer the program supplied by Prodac according to the Prodac program scheme and as set forth in (S) 2 and promises to switch the film cassettes according to the program plan. Quality defects which arise with respect to the videocassettes must be promptly reported to Prodac, in order that a replacement can be delivered. Moreover, the Hotel shall place in every room the informational material which Prodac provides with reference to the hotel television program and shall change said informational material on a monthly basis.


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      portions have been filed separately with the Commission.
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                                                                          Page 5

                               (S) 8 MAINTENANCE

Prodac shall be responsible for the maintenance and repair of the Prodac system. The equipment shall be maintained, cleaned and/or refurbished at periodic intervals. Various activities in this connection may also be performed in the Hotel.

In this connection, the Hotel shall make it possible for the service technicians to switch and clean the equipment and shall, by agreement with the Hotel, provide the employees of Prodac with lodging opportunities, parking places, service telephones and catering at no charge for the duration of the work.

When the system is placed in operation, the Hotel shall receive instructions from Prodac. In the case of disruptions, it shall be necessary to proceed according thereto. In the event that it is not possible to remedy the disruption, the Hotel must contact Prodac promptly in order to eliminate the disruption.

Prodac shall then ensure repairs and/or replacement. Maintenance and repair work shall be without charge to the Hotel.

Repair work on the TV set (without the Prodac board) shall be charged to the Hotel. Prodac, in consultation with the Hotel, shall hire a specialized dealer for the TV repairs. The Hotel shall be billed directly.

If the Hotel exchanges television sets or purchases new sets during the contract term, care shall be taken with respect to compatibility with the installed boards.

Deviations from the existing television sets shall be arranged with Prodac.


                                (S) 9 INSURANCE

The devices made available by Prodac and the films which are to be used shall be insured by Prodac.


                                (S) 10 BILLING

The Hotel shall bill the guests for tuning in to the paid programming on the basis of the record printouts from the central computer. Connections to the program shall be billed by the Hotel only once within a period of 24 hours--from 12:00 p.m. to 12:00 p.m. on the following day.

Settlement with Prodac shall begin when the system is placed in operation. As noted on the billing coupon, billing shall be executed in the name of and for the account of Prodac.

In consideration of the activities named in the contract, the Hotel shall receive compensation for expenses from the gross revenues from Pay-TV according to the following scale:
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

CONNECTIONS PER       COMMISSION PAYMENT        BONUS            TOTAL
ROOM/MONTH            HOTEL                    CENTRAL        COMMISSION
                                           ADMINISTRATION

                                     [***]


Only the cancellations for which Prodac is clearly responsible may be deducted.
Such cancellations must be documented for Prodac, i.e., explained in detail. Any cancellations for the preceding month shall be submitted to Prodac for the purpose of checking by the 10th of the following month.

Prodac shall accept cancellation records for up to 5% of total connections. For technical reasons, cancellation records are not limited.

Prodac transfers the prevailing VAT to the Cologne Tax Office from the gross revenues received from the guests. Prodac must receive 100% of the Pay-TV revenues by the 10th of the month. A credit in the amount of the compensation for expenses shall be sent to the Hotel immediately.

The expense compensation shall be transferred to the Hotel at the bank account stated below:

Account holder:               _____________________________________________
(name and mailing address)    _____________________________________________
                              _____________________________________________

Credit institution:           _____________________________________________
(name and mailing address)    _____________________________________________
                              _____________________________________________

Account no.:                  _____________________________________________

Bank wire no.:                _____________________________________________

This transaction is to be handled in this manner for tax reasons.

It is hereby agreed that the Hotel shall retain no other sums from Pay-TV revenues or offset any other sums against Pay-TV revenues.


                           (S) 11 COMPUTER COUPLING

Prodac shall place the interface line on the Hotel computer. Any software and/or hardware modifications or expansions in the Hotel computer shall be charged to Prodac.


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      portions have been filed separately with the Commission.
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The basis for the interface coupling shall be the Prodac interface protocol.

In the event of a time delay resulting from interface coupling, Pay-TV operation shall remain unaffected.


                            (S) 12 FINAL PROVISIONS

Unless otherwise provided under this agreement, the statutory provisions
(particularly (S) 598 ff. BGB) [German Civil Code] shall have supplemental application. In the event that a provision of this contract is legally invalid, the entire contract shall not be void. The provision in question shall be replaced by a provision which at least comes as close as possible to the desired economic effect in a legally valid manner.

To the extent permissible by law, it is hereby agreed that Cologne shall be the place of venue for any disputes arising from this agreement.


Bad Salzuflen, 9/18/95              Cologne, 9/21/95

Maritim Hotelgesellschaft mbH       Prodac GmbH

/s/ Authorized Signatures           /s/ Heinz Wirt

- Legally valid signature -         - Legally valid signature -


/s/ Authorized Signatures            /s/ Heinz Wirt
- name in block letters -                HEINZ WIRT


MARITIM HOTELGESELLSCHAFT mbH       PRODAC
TIMMENDORFER STRAND                 PROZESSDATENTECHNIC GmbH
Herforder Strasse 2                 - Electronicsysteme -
32102 Bad Salzuflen                 Max-Planck-Str. 38, 50858 Cologne
- Company stamp -                   - Company stamp -Appendix I
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Appendix I

                           LIST OF ROOMS FOR PAY-TV
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
Hotel                Rooms             Mailing address                                   Note                   Priority

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                                        Total

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.
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
Appendix II

MARITIM                                                              Bank                          Acount        Bank
                                                                                                   no.           wire no.

                                                               [***]

5/18/95


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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.